Exhibit 99.1

CONTACT:
Investors: Jennifer Heisserer	Media: George Csolak
314-628-7397	314-628-7266
jennifer.heisserer@savvis.com	george.csolak@savvis.com

Savvis Reports First Quarter 2011 Results

ST. LOUIS, Apr. 27, 2011 – Savvis, Inc. (NASDAQ: SVVS), a global leader in cloud infrastructure and hosted IT solutions for enterprises, today reported its first quarter 2011 financial results, with revenue of $257.0 million, compared to $216.6 million in the first quarter of 2010. Adjusted EBITDA* was $75.0 million, compared to $54.0 million of adjusted EBITDA in the first quarter of 2010.

Income from continuing operations for the first quarter of 2011 was $16.5 million, compared to $4.8 million in the first quarter of 2010. Savvis reported a net loss of ($1.8) million, or ($0.03) per share, in the first quarter of 2011, compared to a first quarter 2010 net loss of ($11.3) million, or ($0.21) per share.

First Quarter Financial Results

	Three months ended
US$ in millions	3/31/11	12/31/10	3/31/10
Hosting	$191.8	$185.7	$152.8
Network	$65.2	$67.0	$63.8

Total revenue	$257.0	$252.7	$216.6

Cost of revenue(1)	$132.8	$129.6	$119.4
SG&A expenses(1) (2)	$57.2	$61.7	$51.7
Non-cash, equity-based compensation(1)	$7.9	$5.2	$8.5
Income from continuing operations	$16.5	$14.0	$4.8
Net income (loss) from continuing operations	($1.8)	($3.1)	($11.3)
Income (loss) from discontinued operations, net of income tax(3)	—	$0.2	—
Net income (loss)	($1.8)	($2.9)	($11.3)

Adjusted EBITDA	$75.0	$67.8	$54.0
Adjusted EBITDA margin	29%	27%	25%

(1)	Both cost of revenue and SG&A expenses exclude depreciation, amortization and accretion and include non-cash, equity-based compensation. Total non-cash, equity-based compensation attributed to cost of revenue for the three months ended 3/31/11, 12/31/10, and 3/31/10, was $2.7 million, $1.3 million and $1.6 million and to SG&A expenses was $5.2 million, $4.0 million and $6.8 million, respectively. (2) SG&A expenses include acquisition and integration costs of $1.1 million for the three months ended 12/31/10. (3) Includes income from the application services business acquired from Fusepoint, which was sold on 12/31/10. Total income attributed to net income for the three months ended 12/31/10 was $160,000.

First Quarter Overview

Total Savvis revenue for the first quarter was $257.0 million, up 2% compared to fourth quarter 2010 revenue of $252.7 million. Adjusted EBITDA was $75.0 million for the first quarter of 2011, up 11% compared to $67.8 million of adjusted EBITDA in the fourth quarter of 2010.

Hosting

US$ in millions	Percent of Revenue	Three months ended
		3/31/11	12/31/10	3/31/10
Managed Services	48%	$92.3	$89.3	$70.3
Percentage change			3%	31%
Colocation	52%	$99.6	$96.4	$82.5
Percentage change			3%	21%

Total Hosting revenue		$191.8	$185.7	$152.8
Percentage change			3%	26%

Network

US$ in millions	Percent of Revenue	Three months ended
		3/31/11	12/31/10	3/31/10
Core	60%	$38.8	$38.4	$31.7
Percentage change			1%	23%
Sustaining	40%	$26.4	$28.6	$32.2
Percentage change			(8%)	(18%)

Total Network revenue		$65.2	$67.0	$63.8
Percentage change			(3%)	2%

Other

The Financial Vertical represented 28% of total revenue, or $72.9 million, in the first quarter of 2011. Revenue in the quarter was up 5%, compared to the fourth quarter of 2010, and was up 31%, compared to the first quarter of 2010.

Cash Flow and Balance Sheet

Net cash provided by operating activities was $36.7 million in the first quarter of 2011, compared to $39.0 million in the first quarter of 2010. Cash capital expenditures for the first quarter of 2011 totaled $31.0 million.

The company’s cash position at Mar. 31, 2011, was $121.6 million, compared to $120.3 million at Dec. 31, 2010. As of Mar. 31, 2011, the long-term debt and capital leases for Savvis (net of current portion) totaled $763.8 million, up from $747.2 million as of Dec. 31, 2010.

Financial Outlook

Based on first quarter results, Savvis now expects the following for full year 2011:

•	Revenue of $1,030 to $1,060 million

•	Adjusted EBITDA of $265 to $290 million

•	Total cash capital expenditures of $220 to $240 million

•	Cash interest expense (net) of approximately $65 million

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As a result of the CenturyLink transaction announced this morning, Savvis will not host its previously scheduled conference call to discuss its first quarter financial results, but will briefly address these results on a conference call to discuss the CenturyLink announcement at 8:30 a.m. EDT / 7:30 a.m. CDT

About Savvis

Savvis, Inc. (NASDAQ: SVVS) is a global leader in cloud infrastructure and hosted IT solutions for enterprises. Nearly 2,500 unique clients, including 32 of the top 100 companies in the Fortune 500, use Savvis to reduce capital expense, improve service levels and harness the latest advances in cloud computing. For more information, please visit www.savvis.com.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from Savvis’ expectations. Certain factors that could adversely affect actual results are set forth as risk factors described in Savvis’ SEC reports and filings, including its annual report on Form 10-K for the year ended Dec. 31, 2010, and subsequent filings. Those risk factors include, but are not limited to, uncertainties in economic conditions, including conditions that could pressure enterprise IT spending; introduction of, demand for and market acceptance of Savvis’ products and services; whether or not Savvis is able to sign additional outsourcing deals; variability in pricing for those products and services; merger and acquisition activity by Savvis customers or other customer activity that affects the level of business done with Savvis; rapid evolution of technology; changes in the operating environment; and changes or proposed changes in, or introduction of new, regulatory schemes or environments that impact Savvis and/or its customers’ businesses. The forward-looking statements contained in this document speak only as of the date of publication, Apr. 27, 2011. Subsequent events and developments may cause the company’s forward-looking statements to change, and the company will not undertake efforts to revise those forward-looking statements to reflect events after this date.

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* Non-GAAP Measures

Savvis includes information pertaining to certain non-GAAP measures in conjunction with reporting of its quarterly and year-end financial results. Adjusted EBITDA represents income from continuing operations before depreciation, amortization and accretion, and non-cash, equity-based compensation and excludes acquisition and integration costs. We have included information concerning adjusted EBITDA because we believe that in our industry such information is a relevant measurement of a company's operating financial performance and liquidity. Leveraged free cash flow represents adjusted EBITDA less cash paid acquisition and integration costs, less cash capital expenditures and less cash interest, net. We have included information concerning leveraged free cash flow because we believe that in our industry such information is a relevant measurement of a company’s operating financial performance and liquidity. We do not provide forward looking guidance for certain financial data, such as income from operations, depreciation, amortization and accretion, non-cash, equity-based compensation, and interest income. As a result, we are unable to provide a reconciliation of non-GAAP measures, such as adjusted EBITDA and leveraged free cash flow, for forward looking data, including 2011 full-year guidance. The calculations of adjusted EBITDA and leveraged free cash flow are not specified by United States generally accepted accounting principles. Our calculations of adjusted EBITDA and leveraged free cash flow may not be comparable to similarly-titled measures of other companies.

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SAVVIS, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended March 31,
	2011	2010

Revenue	$257,041	$216,587
Operating Expenses:
Cost of revenue (including non-cash, equity-based compensation of $2,692 and $1,630) (1)	132,764	119,368
Sales, general and administrative expenses (including non-cash, equity-based compensation of $5,202 and $6,823) (1)	57,195	51,719
Depreciation, amortization and accretion	50,562	40,737

Total Operating Expenses	240,521	211,824

Income from Continuing Operations	16,520	4,763
Other income and expense	17,884	15,757

Income (Loss) from Continuing Operations before Income Taxes	(1,364)	(10,994)
Income tax (benefit) expense	441	355

Income (Loss) from Continuing Operations, net of Income Taxes	$(1,805)	$(11,349)

Income from discontinued operations, net of income taxes	—	—
Net Income (Loss)	$(1,805)	$(11,349)

Net Income (Loss) from Continuing Operations
Basic earnings per share	$(0.03)	$(0.21)

Diluted earnings per share	$(0.03)	$(0.21)

Weighted-Average Common Shares Outstanding
Basic	56,917	54,494

Diluted	56,917	54,494

(1)	Excludes depreciation, amortization and accretion, which is reported separately.

SAVVIS, Inc. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	March 31, 2011	December 31, 2010
ASSETS
Current Assets:
Cash and cash equivalents	$121,576	$120,344
Trade accounts receivable, net	76,768	65,058
Prepaid expenses and other current assets	32,163	32,359

Total Current Assets	230,507	217,761

Property and equipment, net	847,786	843,801
Goodwill	78,146	75,883
Intangible assets, net	18,385	19,540
Other non-current assets	28,299	26,665

Total Assets	$1,203,123	$1,183,650

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Payables and other trade accruals	$65,037	$73,445
Current portion of long-term debt and lease obligations	19,939	17,881
Other accrued liabilities	77,426	84,101

Total Current Liabilities	162,402	175,427

Long-term debt, net of current portion	529,999	530,649
Capital and financing method lease obligations, net of current portion	233,817	216,508
Other accrued liabilities	73,585	74,937

Total Liabilities	999,803	997,521

Stockholders’ Equity:
Common stock	575	566
Additional paid-in capital	895,063	886,593
Accumulated deficit	(690,193)	(688,388)
Accumulated other comprehensive loss	(2,125)	(12,642)

Total Stockholders’ Equity	203,320	186,129

Total Liabilities and Stockholders’ Equity	$1,203,123	$1,183,650

SAVVIS, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2011	2010
Cash Flows from Operating Activities:
Net income (loss)	$(1,805)	$(11,349)
Reconciliation of net income (loss) from continuing operations to net cash provided by operating activities:
Depreciation, amortization and accretion	50,562	40,737
Non-cash, equity-based compensation	7,894	8,453
Accrued interest, net	541	3,286
Amortization of debt discount	725	3,767
Other, net	47	332
Net changes in operating assets and liabilities:
Trade accounts receivable, net	(10,844)	(6,581)
Prepaid expenses and other current and non-current assets	(1,441)	(6,572)
Payables and other trade accruals	181	7,455
Other accrued liabilities	(9,191)	(556)

Net cash provided by operating activities	36,669	38,972

Cash Flows from Investing Activities:
Payments for capital expenditures	(30,951)	(50,691)

Net cash used in investing activities	(30,951)	(50,691)

Cash Flows from Financing Activities:
Principal payments on long-term debt	(1,375)	(1,650)
Proceeds from stock option exercises	4,364	6,648
Payments for employee taxes on equity-based instruments	(5,770)	(2,812)
Principal payments under capital lease obligations	(3,980)	(2,538)
Other, net	—	(612)

Net cash provided by (used in) financing activities	(6,761)	(964)

Effect of exchange rate changes oncash and cash equivalents	2,275	(2,204)

Net Increase (Decrease) in Cash and Cash Equivalents	1,232	(14,887)
Cash and Cash Equivalents, Beginning of Period	120,344	160,815

Cash and Cash Equivalents, End of Period	$121,576	$145,928

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$16,924	$7,832

SAVVIS, Inc. and Subsidiaries

Unaudited Selected Condensed Consolidated Financial Information

(in thousands)

	Three Months Ended
	March 31,		December 31,
	2011	2010	2010
Segment Revenue:
Hosting	$191,840	$152,751	$185,697
Network	65,201	63,836	67,043

Total Revenue	$257,041	$216,587	$252,740

Segment Adjusted EBITDA:
Hosting	$78,785	$58,960	$76,127
Network	17,779	16,265	17,142
Corporate - Other (1)	(21,588)	(21,272)	(25,482)

Total Adjusted EBITDA (2)	$74,976	$53,953	$67,787

Adjusted EBITDA Reconciliation:
Income from continuing operations	$16,520	$4,763	$14,041
Depreciation, amortization and accretion	50,562	40,737	47,390
Non-cash, equity-based compensation	7,894	8,453	5,245
Acquisition and integration costs	—	—	1,111

Adjusted EBITDA	$74,976	$53,953	$67,787

Reconciliation of Adjusted EBITDA to Income (Loss)from Continuing Operations before Income Taxes:
Adjusted EBITDA	$74,976	$53,953	$67,787
Depreciation, amortization and accretion	(50,562)	(40,737)	(47,390)
Non-cash, equity-based compensation	(7,894)	(8,453)	(5,245)
Acquisition and integration costs	—	—	(1,111)
Interest income	36	30	34
Interest expense	(18,191)	(15,475)	(18,132)
Other income (expense)	271	(312)	263

Income (Loss) from Continuing Operations before Income Taxes	$(1,364)	$(10,994)	$(3,794)

Leveraged Free Cash Flow Reconciliation:
Adjusted EBITDA	$74,976	$53,953	$67,787
Acquisition and integration costs	—	—	(1,111)
Cash capital expenditures	(30,951)	(50,691)	(43,811)
Cash interest paid	(16,924)	(7,832)	(10,500)
Interest income	36	30	34

Leveraged Free Cash Flow (3)	$27,137	$(4,540)	$12,399

(1)	Corporate - Other adjusted EBITDA includes all costs not directly associated with hosting services or network services. Costs not directly associated with hosting services or network services include, but are not limited to, general and administrative costs.
(2)	Adjusted EBITDA represents income from continuing operations before depreciation, amortization, accretion and non-cash, equity-based compensation and excludes acquisition and integration costs. We have included information concerning adjusted EBITDA because we believe that in our industry such information is a relevant measurement of a company’s operating financial performance and liquidity. The calculation of adjusted EBITDA is not specified by United States generally accepted accounting principles. Our calculation of adjusted EBITDA may not be comparable to similarly titled measures of other companies.
(3)	Leveraged Free Cash Flow represents adjusted EBITDA less cash paid acquisition and integration costs, less cash capital expenditures and less cash interest, net. We have included information concerning leveraged free cash flow because we believe that in our industry such information is a relevant measurement of a company’s operating financial performance and liquidity.

SAVVIS, Inc. and Subsidiaries

Unaudited Supplemental Revenue Information

(in thousands, except per square foot amounts)

	Three Months Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
Data Center Revenue
Colocation	$82,467	$84,281	$95,211	$96,430	$99,577
Managed hosting	70,284	73,898	81,513	89,267	92,263

Data Center Metrics (1)
Total raised floor	1,477	1,477	1,564	1,541	1,541
Revenue space	889	885	957	938	964
Billed square feet	601	622	678	680	694
Utilization	68%	70%	71%	73%	72%

Average Billed Square Feet
Colocation	572.1	586.6	623.4	651.2	658.6
Managed hosting	23.8	25.1	26.8	28.1	28.3

Total Average Billed Square Feet	595.9	611.7	650.3	679.2	686.9

Average Monthly Data Center Revenue Per Billed Square Foot (2)
Colocation	$48.1	$47.5	$50.9	$49.4	$50.4
Managed hosting	984.5	974.4	1,012.7	1,059.5	1,086.9

(1)	Data center metrics are calculated as of period end for each respective quarter.

(2)	Average monthly data center revenue per billed square foot is calculated as the revenue per quarter divided by the average billed square feet per quarter stated on a monthly basis.

SAVVIS Revenue by Vertical

	Three Months Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
Financial vertical	$55,532	$60,417	$67,007	$69,698	$72,924
Other	161,055	161,339	174,894	183,042	184,117

Total Revenue	$216,587	$221,756	$241,901	$252,740	$257,041

Network Revenue Supplemental Information:

	Three Months Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
Core (1)	$31,670	$33,459	$36,339	$38,443	$38,813
Sustaining (2)	32,166	30,118	28,838	28,600	26,388

Total Network Revenue	$63,836	$63,577	$65,177	$67,043	$65,201

(1)	Core network includes revenue from Thomson Reuters and from other financial vertical and data center customers, who also purchase bundled network and hosting services.
(2)	Sustaining network includes revenue from services that are either in slower growth or declining markets or are not directly tied to the future growth of the company’s network and hosting businesses.